UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)                    May 11, 2004


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)

    OHIO                                1-434                    31-0411980
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(State or other jurisdiction      (Commission              (IRS Employer
  of incorporation)                 File Number)             Identification No.)

ONE PROCTER & GAMBLE PLAZA, CINCINNATI, OHIO                           45202
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(Address of principal executiveoffices)                              (Zip Code)

Registrant's telephone number, including area code    (513) 983-1100
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ITEM 9.  REGULATION FD DISCLOSURE

         On May 11, 2004, The Procter & Gamble Company ("P&G") issued a news release announcing that it purchased remaining stake in China joint venture. P&G is furnishing this 8-K pursuant to Item 9, "Regulation FD Disclosure".

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY


                                       BY:/S/CHRIS B. WALTHER
                                          -------------------------------------
                                          Chris B. Walther, Assistant Secretary
                                          May 11, 2004

                                    EXHIBITS

99. News Release by The Procter & Gamble Company dated May 11, 2004.